Exhibit 10.13
                                  -------------

                           SANWA LEASING CORPORATION

                                 Lease Agreement

                             Lease #: ____________

Lessee:   CHRISTOPHER RAPHAEL MARKETING DESIGN

Terms and Equipment - See Equipment Schedule attached to and made a part hereof

     1. LEASE AGREEMENT; PAYMENTS: We agree to lease to you and you agree to lease from us the equipment ("Equipment") listed below or identified in any attached equipment schedule ("Equipment Schedule"). You promise to pay to us the lease payments according to the terms of the payment schedule shown on the Equipment Schedule hereto.

     2. GENERAL TERMS; PAYMENT ADJUSTMENTS; EFFECTIVENESS: You agree to all the terms and conditions on all signed pages of this Lease. This Lease is a complete and exclusive statement of our agreement. The Equipment will not be used for personal, family or household purposes. If the Equipment cost varies from the estimate, you agree that we may adjust the Lease payment accordingly upward or downward up to twenty percent (20%). You acknowledge receipt of a copy of this Lease and acknowledge that you have selected the Equipment and reviewed the supply contract under which we will obtain the equipment. THIS LEASE IS NOT BINDING ON US AND WILL NOT COMMENCE UNTIL WE ACCEPT IT IN OUR TROY MICHIGAN OFFICE. You appoint us as your attorney-in-fact to execute, deliver and record financing statements on your behalf to show our interest in the Equipment. You agree that we are authorized without notice to you to supply missing information or correct obvious errors in this Lease. Any security deposit you have given us may be used by us to cover any costs or losses we may suffer due to your default of this Lease.

     3. LATE / OTHER CHARGES: If any payment is not made when due, you agree to pay a late charge at the rate of 15 % of such late payment or $25, whichever is greater, and each month thereafter, a finance charge of one and three-quarter percent (1 3/4%) on any unpaid balance. You also agree to pay $25 for each collection call made by us and pay $25 for each returned check. You also agree to pay a documentation fee of $35.

     4. RENEWAL: After the original Lease term expires, this Lease automatically renews for successive one (1) month terms unless you send us written notice that you do not want it to renew at least sixty (60) days before the end of any term.

     5. EQUIPMENT OWNERSHIP: We are and shall remain the sole owner of the Equipment. You agree to keep the Equipment free from liens and encumbrances.

     6. NO WARRANTIES: We are leasing the Equipment to you "AS IS", WITH NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. We assign to you for the term of this Lease any transferable manufacturer or supplier warranties. We are not liable to you for any breach of those warranties. You agree that upon your acceptance of the Equipment, you will have no set-offs or counter-claims against us.

     7. MAINTENANCE; USE; INSTALLATION: You are responsible for installation and maintenance of, and for any damage to, the Equipment. You must maintain and use the Equipment in compliance with all laws and regulations. If the Equipment malfunctions, is damaged, lost or stolen, you agree to continue to make all payments due under this Lease.

     8. EQUIPMENT LOCATION: You will keep the Equipment only at the address shown on the Equipment SCHEDULE hereto, and you will not move it from that address without our prior written consent.

     9. INSURANCE: Until this Lease is paid in full and the Equipment has been returned to us, you will: 1) keep the Equipment insured for its full replacement value against all types of loss, including theft, and name us as loss payee; and, 2) provide and maintain an acceptable general public liability insurance policy. If you do not provide us with acceptable evidence of insurance, we may, but will have no obligation to, obtain insurance for you and add a charge to your monthly payments which will include the premium cost and related costs.

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     10. LIABILITY:  WE ARE NOT RESPONSIBLE FOR ANY LOSSES OR INJURIES TO YOU OR
ANY THIRD PARTIES CAUSED BY THE EQUIPMENT OR ITS USE. You agree to reimburse us for and to defend us against any claims for losses or injuries caused by the Equipment and any costs or attorney fees relative to those claims.

     11. TAXES/PERSONAL PROPERTY TAX FEES: You agree to show the Equipment as "leased property" on all personal property tax returns. You agree to pay us all personal property tax assessed against the Equipment or at our sole election we may opt to charge you a liquidated monthly personal property tax fee. We will advise you in writing of your personal property tax fee. You agree to reimburse us for applicable sales and/or use tax and all other taxes, fees, fines and penalties which may be imposed, levied or assessed by any federal, state or local government or agency which relate to this Lease, the Equipment or its use

     12. ASSIGNMENT: YOU MAY NOT SELL, PLEDGE, TRANSFER, ASSIGN OR SUBLEASE THE EQUIPMENT OR THIS LEASE. We may sell, assign or transfer this Lease and/or the Equipment. The now owner will have the same rights that we have, but you agree you will not assert against the now owner any claims, defenses or set-offs that you may have against us or any supplier.

     13. DEFAULT /DAMAGES: If you fail to make any Lease payment when due or otherwise default on this Lease, we may accelerate the remaining balance due on the Lease and demand the immediate return of the Equipment to us. If you do not return the Equipment to us within ten (10) days of our notice of your default, you will also pay a liquidated Equipment charge equal to anticipated lease-and residual value of the Equipment. We may also use any remedies available to us under the Uniform Commercial Code or any other applicable law. You agree to pay our attorney's fees at 25 % of the amount you owe, plus all actual costs, including all costs of any Equipment repossession. You agree that we have no duty to mitigate any damages to us caused by your default. You waive any notice of our repossession or disposition of the Equipment. By repossessing any Equipment, we do not waive our rights to collect the balance due on the Lease. We will not be responsible to you for any consequential or incidental damages. Our delay or failure to enforce our rights under this Lease will not prevent us from doing so at a later time.

     14. CHOICE OF LAW; JURISDICTION; VENUE; NON-JURY TRIAL: You and any Guarantor agree that this Lease will be deemed fully executed and performed in the State of Michigan and will be governed by Michigan law. You and any Guarantor expressly agree to: (A) BE SUBJECT TO THE PERSONAL JURISDICTION OF THE STATE OF MICHIGAN; (B) ACCEPT VENUE IN ANY FEDERAL OR STATE COURT IN MICHIGAN, AND (C) WAIVE ANY RIGHT TO TRIAL BY JURY. Any Lease charges which exceed the amount allowed by law shall be reduced to the maximum allowed.

     15. FINANCE LEASE; AMENDMENTS: THIS LEASE IS A *FINANCE LEASE UNDER THE UNIFORM COMMERCIAL CODE AS ADOPTED IN MICHIGAN ("UCC"). THIS LEASE MAY NOT BE AMENDED EXCEPT BY A WRITING WHICH WE HAVE SIGNED. YOU WAIVE ANY AND ALL RIGHTS AND REMEDIES YOU MAY HAVE UNDER UCC 2A-508 THROUGH 2A-522. INCLUDING ANY RIGHT
TO: (A) CANCEL THIS LEASE; (B) REJECT TENDER OF T HE EQUIPMENT; (C) REVOKE ACCEPTANCE OF THE EQUIPMENT; (D) RECOVER DAMAGES FOR ANY BREACH OF WARRANTY; AND
(E) MAKE DEDUCTIONS OR SET-OFFS, FOR ANY REASON, FROM AMOUNTS DUE US UNDER THIS LEASE. IF ANY PART OF THIS LEASE IS INCONSISTENT WITH UCC 2A, THE TERMS OF THIS LEASE WILL GOVERN.

     16. EQUIPMENT RETURN: At the end of the Lease term, you will immediately crate, insure and ship the Equipment, in good working condition, to us by means we designated, with all expenses to be prepaid by you. If you fail to return the Equipment to us as agreed, you shall pay to Lessor 1 1/2 times the regular Lease payment for any month or partial month from the end of the term until the Equipment is returned. You will be responsible for any damage to the Equipment during shipping.

     17. SAVINGS: It any provision of this Lease is unenforceable, invalid or illegal, the remaining provisions will continue to be effective.


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     18. FAX LEASE:  If you transmit this Lease to us by fax, the fax version of this Lease, as received by us, shall constitute the original Lease and shall be binding on you as if it were manually signed. We may treat and rely upon any fax version of this Lease as the signed original. However, no fax version of this lease shall become effective and binding against us until manually signed by us in our Michigan office. If you elect to sign and transmit this Lease by fax, you waive notice of our acceptance of the Lease, and waive receipt of a copy of the accepted Lease.

IMPORTANT: NEITHER THE SUPPLIER NOR ANY SALESPERSON ARE THE LESSOR'S AGENT. THEIR STATEMENTS WILL NOT AFFECT THE RIGHTS OR OBLIGATIONS PROVIDED IN THIS LEASE.

THIS LEASE MAY NOT BE CANCELED.

Accepted in Troy, Michigan, on ___________19_____

CHRISTOPHER RAPHAEL MARKETING                        SANWA LEASING CORPORATION
       (Lessee)                                             (Lessor)


By: /s/ Joseph R. Maher                      By:  ____________________________
------------------------
Joseph R. Maher                              Print name: _____________________

Title:  Owner                                Title: __________________________

Date: 2/5/96                                 Date:  __________________________

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
                             UNCONDITIONAL GUARANTY

In this guaranty, I or ME means Guarantor(s), and YOU means SANWA LEASING CORPORATION.

I have read and understand Lease number 152384 and Schedule A thereto (the "Lease"), between you, as lessor, and CHRISTOPHER RAPHAEL MARKETING DESIGN, as Lessee, and expressly incorporate the lease and its terms, conditions, consents and waivers into this Guaranty. If Lessee fails to make any Lease payment when due or otherwise defaults on the Lease, I agree to immediately pay you in accordance with the default provisions of the Lease and will perform all other obligations of Lessee under the Lease. I also agree that if you later modify or alter the terms or conditions of the lease with the Lessee, I waive notice of any modifications and understand that I will be responsible for those payments and obligations. You do not have to notify me if the Lessee is in default. I will reimburse you for all expenses and attorney fees you incur in enforcing any of your rights against the Lessee or me. I agree that you may treat any telefacsimile of this Guaranty bearing my signature as a binding original. I CONSENT TO MICHIGAN: LAW, JURISDICTION OVER MY PERSON, AND VENUE IN ANY MICHIGAN COURT AND WAIVE ANY TRIAL BY JURY IN ANY MATTER RELATING TO THE LEASE, THIS GUARANTY OR THE EQUIPMENT.

I understand that I may transmit this Unconditional Guaranty to you by fax, and that the fax version of this Unconditional Guaranty, as received by you, will constitute an original guaranty and be binding upon me as if it were manually signed and delivered to you. You may rely upon any fax version of this Unconditional Guaranty and treat any such fax version as a duly signed original, which I have delivered to you. I waive notice of acceptance of any fax version of this Unconditional Guaranty and waive receipt of any copy thereof.


Dated:  2/5/96


Personal Guaranty


Signature (Do not title):/S/ Joseph R. Maher

Print name:  Joseph R. Maher

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                       SCHEDULE A LGI Reference # 10148139

Lessee:             CHRISTOPHER RAPHAEL MARKETING DESIGN

Mailing Address:    31194 LA BAYA DRIVE SUITE 202 THOUSAND OAKS CA 91362

Equipment Address:  31194 LA BAYA DRIVE SUITE 202 THOUSAND OAKS CA 91362

Supplier:           COMPUSA - OXNARD 2241 NORTH ROSE AVENUE OXNARD, CA 93030

Months    Monthly Pay    Tax       Total
  36        $367.60      $0.00     $367.60 Monthly Payment

          $735.20 Security Deposit due and payable with first payment.

                                    Equipment
                                 --------------

1  APPLE MAC                       1  MONITOR                 1  PRINTER
1  SOFTWARE


LESSEE CHRISTOPHER RAPHAEL MARKETING DESIGN          Subtotal:  $9,485.66
BY:  /s/ Joseph R. Maher                             Freight:        0.00
Print Name:  Joseph R. Maher                         Tax:          782.57
Title: Owner                                         Total:    $10,268.23
Date:  2/5/96


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